                                                                   Exhibit 10.34

                          THIRD MODIFICATION AGREEMENT


         BY THIS THIRD MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 23rd day of June, 1999, BANK ONE, ARIZONA, NA, a national banking association, as administrative agent for the Banks (as hereinafter defined) (the "Administrative Agent"), and SIMULA, INC., an Arizona corporation (the "Company"), all present and future Subsidiaries of the Company (with the Company, the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                                    RECITALS:

         A. Borrower, the Administrative Agent, the Issuing Bank and the "Banks" named therein entered into that Senior Credit Agreement dated November 6, 1998 to provide financial accommodations to the Borrower as provided therein (as modified from time to time, including without limitation by that Modification Agreement dated as of February 12, 1999 and that Second Modification Agreement dated as of April 28, 1999, the "Senior Credit Agreement").

         B. Borrower and the Administrative Agent, with the consent of the Banks and the Issuing Bank, desire to modify the Senior Credit Agreement as set forth herein.

         C. All undefined capitalized terms used herein shall have the meaning given them in the Senior Credit Agreement.

                                   AGREEMENT:

SECTION 1.  ACCURACY OF RECITALS.

         Borrower acknowledges the accuracy of the Recitals.

SECTION 2.  MODIFICATIONS OF LOAN DOCUMENTS; OTHER AGREEMENTS.

         2.1 The following definitions in Section 1.1 of the Senior Credit Agreement are hereby amended to read as follows:

                  "RLC Commitment" means Twenty-Five Million And No/100 Dollars ($25,000,000.00) until the RLC Adjustment Date, after which it means Twenty Million And No/100 Dollars ($20,000,000.00).

         2.2 Section 2.2(d) of the Senior Credit Agreement is hereby amended to read as follows:

                           (d) Notwithstanding anything herein to the contrary,
                  an amount of the RLC Commitment equal to $300,000.00 (the "Payment

                  Reserve") shall not be disbursed after June 23, 1999 for any purpose other than to pay the Rail Credit Fee and the fees, costs and expenses of the Administrative Agent, the Banks and their agents (including, without limitation, attorneys' fees and costs) with respect to the documentation of the Loans, and the drafting of the Credit Documents and any modification thereof until the Administrative Agent shall have determined in its sole discretion that all such amounts have been fully paid; provided that the Payment Reserve shall no longer be required once the Discontinued Operations have been sold and the RLC Loans prepaid in accordance with Section 7.19(b) hereof.

         2.3 Section 7.19 of the Senior Credit Agreement is hereby amended to read as follows:

                  7.19     Discontinued Operations.

                           (a) Upon its sale of the Discontinued Operations, the
                  Company shall apply the net proceeds from such sale to the repayment of the Loans, first to the extent applicable the RLC, second to the extent applicable the Term B Loan and third to the extent applicable the Term A Loan.

                           (b) The Discontinued Operations shall be sold by the
                  Company no later than July 31, 1999. The net sales price therefrom shall not be less than $10,000,000.00 unless the Banks otherwise agree in writing. Of the net sales price, $8,000,000.00 in cash shall be applied to the prepayment of the RLC Loans. The purchaser's note in the amount of $2,000,000.00 for the balance of the purchase price shall be in a form that is assignable to the Banks and, within two weeks after its execution by the purchaser, shall be delivered to the Administrative Agent with an assignment thereof acceptable to the Bank, pledging it to the Banks to secure the Borrower's Obligation hereunder.

                           (c) Unless the Banks otherwise agree in writing, the
                  Company shall not invest, directly or indirectly, more than an $1,500,000.00 in cash in the Discontinued Operations during the 1999 fiscal year.

         2.4 Section 7.20 of the Senior Credit Agreement is hereby amended to read as follows:

                  7.20 Building Sale. The building located at 10016 South 51st Street, Phoenix, Arizona shall be sold no later than July 31, 1999. As a result of such sale, at least $2,000,000 of such sale proceeds shall be available for, and shall be applied to, the repayment of the Loans, first to the extent applicable the RLC and thereafter to the other Loans.

         2.5 Section 8.9(f) of the Senior Credit Agreement is hereby amended to read as follows:

                  (f) Its EBITDA to be less than $3,000,000.00 for the fiscal quarter ending March 31, 1999, $3,500,000 for the fiscal quarter ending June 30, 1999 and $4,000,000.00 for any fiscal quarter thereafter, calculated for each fiscal quarter without any annualization adjustment.

         2.6 Exhibit "A" to the Senior Credit Agreement is hereby amended to read as attached hereto.

         2.7 Schedule 1.1 of the Senior Credit Agreement is hereby amended to read as attached hereto.

         2.8 The reference to "$23,000,000.00" in Section 2(a) of each Security Agreement is hereby amended to read "$25,000,000.00."

         2.9 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantors is materially incomplete, incorrect, or misleading as of the date hereof.

         2.10 Each reference in the Credit Documents to any of the Credit Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.  RATIFICATION OF CREDIT DOCUMENTS AND COLLATERAL.

         The Credit Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Credit Documents shall remain as security for the Loans and the obligations of Borrower in the Credit Documents.

SECTION 4.  BORROWER REPRESENTATIONS AND WARRANTIES.

         Company and each Co-Borrower to the extent applicable represents and warrants to the Banks:

         4.1 No default or event of default under any of the Credit Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Credit Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to the Banks in connection with the Loans from the most recent financial statement received by the Banks.

         4.3 Each and all representations and warranties of Borrower in the Credit Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loans or the Credit Documents as modified herein.

         4.5 The Credit Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Credit Documents as modified herein. The execution and delivery of this Agreement and the performance of the Credit Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.  BORROWER COVENANTS.

         Borrower covenants with the Banks:

         5.1 Borrower shall execute, deliver, and provide to the Administrative Agent such additional agreements, documents, and instruments as reasonably required by the Banks to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and absolutely and forever releases and discharges the Administrative Agent and the Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, (i) in respect of the Loans, the Credit Documents, or the actions or omissions of the Administrative Agent or the Banks in respect of the Loans or the Credit Documents and (ii) arising from events occurring prior to the date of this Agreement.

SECTION 6. CONDITIONS PRECEDENT.

         The agreements of the Banks and the Administrative Agent and the modifications contained herein shall not be binding upon the Banks until the Banks have executed and delivered this Agreement and the Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:

         6.1 An original of this Agreement fully executed by the Borrower and all Guarantors;

         6.2 With respect to the increase in the RLC Commitment, Borrower shall pay to Bank One a $20,000.00 arrangement fee;

         6.3 Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of each Borrower and Guarantor the authority of any person executing this Agreement or other documents on behalf of each Borrower and Guarantor; and

         6.4 Payment of all the internal and external costs and expenses incurred by the Administrative Agent and the Banks in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

SECTION  7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
            WAIVER.

         The Credit Documents as modified herein contain the complete understanding and agreement of Borrower and the Banks in respect of the Loans and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Credit Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8. BINDING EFFECT.

         The Credit Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and the Banks and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Credit Documents and any purported assignment or delegation shall be void.

SECTION 9. CHOICE OF LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10.  COUNTERPART EXECUTION.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         DATED as of the date first above stated.

                                 SIMULA, INC., an Arizona corporation



                                 By:                /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:              Donald Townsend
                                     ------------------------------------------
                                 Its:               Treasurer
                                     ------------------------------------------
                                                                         COMPANY


                                 SIMULA SAFETY SYSTEMS, INC., formerly
                                 known as Simula Government Products, Inc., an Arizona corporation



                                 By:                /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:              Donald Townsend
                                     ------------------------------------------
                                 Its:               Assistant Treasurer
                                     ------------------------------------------

                                 SIMULA AUTOMOTIVE SAFETY DEVICES,
                                 INC., an Arizona corporation, a/k/a ASD-Simula



                                 By:                /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:              Donald Townsend
                                     ------------------------------------------
                                 Its:               Treasurer
                                     ------------------------------------------

                                 SIMULA TRANSPORTATION EQUIPMENT
                                 CORPORATION, an Arizona corporation



                                 By:               /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:             Donald Townsend
                                     ------------------------------------------
                                 Its:              Assistant Treasurer
                                     ------------------------------------------

                                 AIRLINE INTERIORS, INC., an Arizona
                                 corporation



                                 By:               /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:             Donald Townsend
                                     ------------------------------------------
                                 Its:              Assistant Treasurer
                                     ------------------------------------------


                                 ARTCRAFT INDUSTRIES CORP., an Arizona
                                 corporation

                                 By:               /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:             Donald Townsend
                                     ------------------------------------------
                                 Its:              Assistant Treasurer
                                     ------------------------------------------


                                 COACH AND CAR EQUIPMENT
                                 CORPORATION, an Arizona corporation



                                 By:               /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:             Donald Townsend
                                     ------------------------------------------
                                 Its:              Assistant Treasurer
                                     ------------------------------------------

                                 VIATECH, INC., a Delaware corporation



                                 By:               /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:             Donald Townsend
                                     ------------------------------------------
                                 Its:              Assistant Treasurer
                                     ------------------------------------------


                                 SIMULA TECHNOLOGIES, INC., an Arizona
                                 corporation



                                 By:               /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:             Donald Townsend
                                     ------------------------------------------
                                 Its:              Treasurer
                                     ------------------------------------------


                                 SIMULA AUTOMOTIVE SAFETY DEVICES
                                 LIMITED, a company organized under the laws of the United Kingdom



                                 By:               /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:             Donald Townsend
                                     ------------------------------------------
                                 Its:              Assistant Treasurer
                                     ------------------------------------------

                                 INTERNATIONAL CENTER FOR SAFETY
                                 EDUCATION, INC., an Arizona corporation



                                 By:               /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:             Donald Townsend
                                     ------------------------------------------
                                 Its:              Treasurer
                                     ------------------------------------------

                                 INTAERO, LTD., an Arizona corporation

                                 By:               /s/ Donald Townsend
                                     ------------------------------------------
                                 Name:             Donald Townsend
                                     ------------------------------------------
                                 Its:              Assistant Treasurer
                                     ------------------------------------------

                                                                    CO-BORROWERS


                                 BANK ONE, ARIZONA, NA, a national banking association

                                 By:               /s/ Steve Reinhart
                                     ------------------------------------------
                                 Name:             Steve Reinhart
                                     ------------------------------------------
                                 Title:            Vice President
                                     ------------------------------------------

                                                            ADMINISTRATIVE AGENT

CONSENT AND AGREEMENT OF GUARANTORS


         With respect to the Third Modification Agreement, dated June 23, 1999 ("Agreement"), between SIMULA, INC., an Arizona corporation (the "Company"), all present and future Subsidiaries of the Company (with the Company, the "Borrower") and BANK ONE, ARIZONA, NA, a national banking association as administrative agent for the Banks (as defined in the Agreement)
("Administrative Agent"), the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of the Banks as follows:

         1 Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Continuing Guarantees as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Continuing Guarantees, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Continuing Guarantees and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."

         2 Guarantor consents to the modification of the Credit Documents and all other matters in the Agreement.

         3 Guarantor fully, finally, and forever releases and discharges the Banks and the Administrative Agent and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loans, the Credit Documents, the Guarantor Documents, or the actions or omissions of the Banks and the Administrative Agent in respect of the Loans, the Credit Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

         4 Guarantor agrees that all references, if any, to the Notes, the Senior Credit Agreement, the Security Documents, and the Credit Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

         5 Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Continuing Guarantees and the obligations of Guarantor in the Continuing Guarantees.

         6 Guarantor agrees that the Credit Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

         7 Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

         8 Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Lender.

         9 Guarantor agrees that this Consent and Agreement of Guarantors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors to physically form one document.

         DATED as of the date of the Agreement.

                                    SIMULA SAFETY SYSTEMS, INC., formerly known as Simula Government Products, Inc., an Arizona corporation



                                    By:          /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:        Donald Townsend
                                      -----------------------------------------
                                    Its:         Assistant Treasurer
                                      -----------------------------------------

                                    SIMULA AUTOMOTIVE SAFETY DEVICES, INC.,
                                    an Arizona corporation, a/k/a ASD-Simula

                                    By:          /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:        Donald Townsend
                                      -----------------------------------------
                                    Its:         Treasurer
                                      -----------------------------------------

                                    SIMULA TRANSPORTATION EQUIPMENT CORPORATION, an Arizona corporation


                                    By:       /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:     Donald Townsend
                                      -----------------------------------------
                                    Its:      Assistant Treasurer
                                      -----------------------------------------


                                    AIRLINE INTERIORS, INC., an Arizona
                                    corporation



                                    By:       /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:     Donald Townsend
                                      -----------------------------------------
                                    Its:      Assistant Treasurer
                                      -----------------------------------------


                                    ARTCRAFT INDUSTRIES CORP., an Arizona
                                    corporation


                                    By:       /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:     Donald Townsend
                                      -----------------------------------------
                                    Its:      Assistant Treasurer
                                      -----------------------------------------

                                    COACH AND CAR EQUIPMENT
                                    CORPORATION, an Arizona corporation

                                    By:       /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:     Donald Townsend
                                      -----------------------------------------
                                    Its:      Assistant Treasurer
                                      -----------------------------------------

                                    VIATECH, INC., a Delaware corporation



                                    By:         /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:       Donald Townsend
                                      -----------------------------------------
                                    Its:        Assistant Treasurer
                                      -----------------------------------------

                                    SIMULA TECHNOLOGIES, INC., an Arizona
                                    corporation



                                    By:         /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:       Donald Townsend
                                      -----------------------------------------
                                    Its:        Treasurer
                                      -----------------------------------------

                                    SIMULA AUTOMOTIVE SAFETY DEVICES LIMITED, a company organized under the laws of the United Kingdom


                                    By:         /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:       Donald Townsend
                                      -----------------------------------------
                                    Its:        Assistant Treasurer
                                      -----------------------------------------

                                    INTERNATIONAL CENTER FOR SAFETY
                                    EDUCATION, INC., an Arizona corporation

                                    By:         /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:       Donald Townsend
                                      -----------------------------------------
                                    Its:        Treasurer
                                      -----------------------------------------

                                    INTAERO, LTD., an Arizona corporation


                                    By:               /s/ Donald Townsend
                                      -----------------------------------------
                                    Name:             Donald Townsend
                                      -----------------------------------------
                                    Its:              Assistant Treasurer
                                      -----------------------------------------
                                                                       GUARANTOR

EXHIBIT "A"

COMPLIANCE CERTIFICATE FOR
REPORTING PERIOD ENDING
_____________, 19___
("REPORTING PERIOD")


Bank One, Arizona, NA
Post Office Box 71
Phoenix, Arizona  85001

Attn:     Commercial Banking AZ1-1178         Date:                  (1)
                                                   ------------------------

Dear Ladies and Gentlemen:

         This Compliance Certificate refers to the Senior Credit Agreement dated as of November 6, 1998 (as it may hereafter be amended, modified, extended or restated from time to time, the "Senior Credit Agreement"), among Simula, Inc., an Arizona corporation ("Company"), all present and future Subsidiaries of the Company, the Banks named therein from time to time and Bank One, Arizona, NA, a national banking association as Administrative Agent for the Banks. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Senior Credit Agreement.

         Pursuant to Section 7.1 of the Senior Credit Agreement, the undersigned, an Authorized Officer of Company, hereby certifies that:

         (1) Enclosed are the required financial statements for the [month] [quarter] [fiscal year] ending for the Company as required under Section 7.1 of the Senior Credit Agreement, which, to the undersigned's knowledge, after due inquiry, fairly present in all material respects the financial position of the Company and the results of its operations at the dates and for the periods indicated, and have been prepared in accordance with GAAP.

         (2) To the best of the undersigned's knowledge, no "Event of Default" has occurred [or if so, specifying the nature and extent thereof and any corrective actions taken or to be taken].

         (3) Attached is a schedule indicating the profit status of the Company's principal contracts.

         (4) As of the last day of the Reporting Period, the computations below were true and correct:

--------------------
(1) To be submitted within seventy-five (75) days after the end of the final fiscal quarter of each fiscal year of the Company and within forty-five (45) days after the end of all other fiscal quarters of the Company.

I. Section 8.9(a) - EBITDA RATIO (in thousands)

                  Numerator:   Funded Debt                            $

                               less Subordinated Debt                 $

                               less advances on contracts             $

                               less accruals                          $

                               less Restricted Bond Proceeds          $

                               less accounts payable                  $

                               equals                                 $      A

                                                            divided by

                  Denominator: Net Income(2)

                               plus interest expense

                               plus depreciation

                               plus amortization

                               less debt service on Subordinated Debt

                               equals EBITDA(3)                             B

                                                             equals         A/B

                  Maximum:     Until the earlier of 7/31/99 or
                               the Discontinued Operations Sale Date       3.5x

--------------------
(2)    Disregarding any losses due to the Discontinued Operations.

(3) Annualized: As of March 31, 1999, multiplied by 4. As of June 30, 1999, multiplied by 2. As of September 30, 1999, multiplied by 1.33. Thereafter, rolling 4 quarters.

                               Thereafter                                  3.0x

II.      Section 8.9(b) - CURRENT RATIO

                  Numerator:   Current Assets                                 A

                                                             divided by

                  Denominator: Current Liabilities                            B

                                                             equals         A/B

                                                             Minimum       1.5x

III.     Section 8.9(c) - DEBT COVERAGE RATIO

                  Numerator:   Net Income(2)

                               plus depreciation

                               plus amortization

                               less income taxes paid in cash

                               equals NIDA(3)                                 A

                                                             divided by

                  Denominator: Current maturities of
                               long-term debt

                           less, unless previously refinanced,
                             $4,750,000
                           Subordinated Debt due 9/99

                           equals                                             B

                                                             equals         A/B

                                                             Minimum      1.75x

IV.      Section 8.9(d) - TANGIBLE NET WORTH PERCENTAGE

                  Numerator:   Equity
                               plus Subordinated Debt

                               less intangible assets

                               equals                                         A

                                                             divided by

                  Denominator: Assets

                               less intangible assets

                               less an amount equal to Restricted
                               Bond Proceeds

                               equals                                         B

                                                             equals          A/B

                                                             Minimum         50%

V.       Section 8.9(e) - NET INCOME(2)

                  Two consecutive fiscal quarters
                  beginning with the two fiscal
                  quarters ending June 30, 1999

                  Fiscal Year beginning with the
                    1999 fiscal year
                                                             Minimum  $       0


VI.      Section 8.9(f) - QUARTERLY EBITDA(2)

                  Fiscal quarter ending March 31, 1999       Minimum  $3,000,000


                  Fiscal quarter ending June 30, 1999        Minimum  $3,500,000

                  Each fiscal quarter thereafter             Minimum  $4,000,000


                                     SIMULA, INC.



                                     By:
                                        ---------------------------------------
                                     Name:
                                        ---------------------------------------
                                     Its:
                                        ---------------------------------------

                                  SCHEDULE 1.1

                 PRO RATA SHARE AND NOTICE ADDRESS OF EACH BANK


          Pro Rata Share:                            Bank One           Imperial
          ---------------                            --------           --------
          RLC:
            If RLC Commitment is $20,000,000:       $12,000,000       $ 8,000,000
            If RLC Commitment is $25,000,000:       $17,000,000       $ 8,000,000

          Term A Loan                               $ 5,000,000                 0

          Term B Loan                               $ 2,500,000                 0



Notice Address:

          Bank One:                 See Section 10.4

          Imperial:                 Imperial Bank
                                    400 East Van Buren
                                    Suite 900
                                    Phoenix, Arizona  85004
                                    Attention:  Kevin Halloran
                                    Telecopier:  (602) 261-7881

          With a copy to:           Imperial Bank
                                    9920 South La Cienega Boulevard
                                    Suite 636
                                    Inglewood, California  90301
                                    Attention:  General Counsel
                                    Telecopier:  (310) 417-5695

                              CONSENT OF THE BANKS


Re:      Simula, Inc. and its Subsidiaries

         The undersigned:

                  (a) is a Bank named in that Senior Credit Agreement dated November 6, 1998 between Simula, Inc. and its Subsidiaries (the "Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), the Issuing Bank, and the Banks; and

                  (b) consents to that Third Modification Agreement dated June 23, 1999 entered into between the Borrower and the Administrative Agent.

                                     BANK ONE, ARIZONA, NA, a national banking association



                                     By:       /s/ Steve Reinhart
                                         --------------------------------------
                                     Name:     Steve Reinhart
                                         --------------------------------------
                                     Its:      Vice President
                                         --------------------------------------

                                                       "Issuing Bank" and "Bank"

                              CONSENT OF THE BANKS


Re:      Simula, Inc. and its Subsidiaries

         The undersigned:

                  (a) is a Bank named in that Senior Credit Agreement dated November 6, 1998 between Simula, Inc. and its Subsidiaries (the "Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), the Issuing Bank, and the Banks; and

                  (b) consents to that Third Modification Agreement dated June 23, 1999 entered into between the Borrower and the Administrative Agent.

                                    IMPERIAL BANK, California banking
                                    corporation, successor by merger to IMPERIAL
                                    BANK ARIZONA, an Arizona banking corporation

                                    By:          /s/ Stephen Wallis
                                        ---------------------------------------
                                    Name:        Steven Wallis
                                        ---------------------------------------
                                    Its:         Senior Vice President
                                        ---------------------------------------

                                                                          "Bank"